Exhibit 10.6



                           OFFICER'S CERTIFICATE
                                     OF
                            GREENMAN BROS. INC.


                       ------------------------------

          The undersigned, William A. Johnson, Jr. on behalf of Greenman

Bros. Inc., a New York corporation (the "Company"), does hereby certify as follows:

          1.  I am the Vice President, Chief Financial Officer and

Secretary of the Company.

          2.  Attached hereto as Exhibit A is a complete and accurate copy of certain resolutions of the Board of Directors of the Company (the

"Board") which were unanimously adopted by the Board on October 26, 1995 and approved by the Company's stockholders at a special meeting of stockholders on December 11, 1995, and which remain in full force and effect.

          IN WITNESS WHEREOF, the undersigned has affixed his signature this 13th day of December, 1995.



                               /s/ William A. Johnson, Jr.
                              ----------------------------
                              William A. Johnson, Jr.
                              Vice President, Chief Financial
                                Officer and Secretary

                                                                  Exhibit A
                                                                  ---------
                            RESOLUTIONS OF THE

                             BOARD OF DIRECTORS

                           OF GREENMAN BROS. INC.


          WHEREAS the Board of Directors deems it desirable and  in the

best interests of the Company and its stockholders     that the Company's

1994 Outside Directors' Stock Option Plan    (the "Plan") be amended to

increase the total number of Plan  shares and to increase the number of

shares automatically     granted under the Plan;

     NOW, THEREFORE, it is


          RESOLVED, that Section 3 (a) of the Plan be, and it hereby is,

          amended to read as follows:

               "Shares of common stock of the Company
               ("Common Stock") transferred upon the
               exercise of options granted under the Plan shall be authorized and unissued or treasury shares. Subject to Section 3(b), the aggregate number of shares of Common Stock which may be transferred pursuant to the Plan shall be 125,000 shares. Any shares of Common Stock that are subject to a stock option under the Plan and that have not been transferred at the time such option is cancelled or terminated shall again be available for awards under the Plan;" and it is further,

          RESOLVED, that Section 5 (c) of the Plan be, and it hereby is,

          amended to read as follows:

               "As of April 26, 1996, and each April 26 thereafter, each person who is then an Eligi-ble Director and who has been an Eligible Director for at least six months shall be granted an option to purchase 4,000 shares of Common Stock."